Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the following Registration Statements:

Registration Statement (Form S-8 No. 333-19561) pertaining to the AutoZone, Inc. 1996 Stock Option Plan

Registration Statement (Form S-8 No. 333-42797) pertaining to the AutoZone, Inc. Amended and Restated Employee Stock Purchase Plan

Registration Statement (Form S-8 No. 333-48981) pertaining to the AutoZone, Inc. 1998 Director Stock Option Plan

Registration Statement (Form S-8 No. 333-48979) pertaining to the AutoZone, Inc. 1998 Director Compensation Plan

Registration Statement (Form S-8 No. 333-88245) pertaining to the AutoZone, Inc. Second Amended and Restated 1996 Stock Option Plan

Registration Statement (Form S-8 No. 333-88243) pertaining to the AutoZone, Inc. Amended and Restated 1998 Director Stock Option Plan

Registration Statement (Form S-8 No. 333-88241) pertaining to the AutoZone, Inc. Amended and Restated Director Compensation Plan

Registration Statement (Form S-8 No. 333-75142) pertaining to the AutoZone, Inc. Third Amended and Restated 1998 Director Stock Option Plan

Registration Statement (Form S-8 No. 333-75140) pertaining to the AutoZone, Inc. Executive Stock Purchase Plan

Registration Statement (Form S-3 No. 333-83436) pertaining to a shelf registration to sell 15,000,000 shares of common stock owned by certain selling stockholders

Registration Statement (Form S-8 No. 333-103665) pertaining to the AutoZone, Inc. 2003 Director Compensation Plan

Registration Statement (Form S-8 No. 333-103666) pertaining to the AutoZone, Inc. 2003 Director Stock Option Plan

Registration Statement (Form S-8 No. 333-139559) pertaining to the AutoZone, Inc. 2006 Stock Option Plan

Registration Statement (Form S-3ASR No. 333-152592) pertaining to a shelf registration to sell debt securities

Registration Statement (Form S-8 No. 333-171186) pertaining to the AutoZone, Inc. 2011 Equity Incentive Award Plan

Registration Statement (Form S-3ASR No. 333-180768) pertaining to a shelf registration to sell debt securities

Registration Statement (Form S-3ASR No. 333-203439) pertaining to a shelf registration to sell debt securities of our reports dated October 24, 2016, with respect to the consolidated financial statements of AutoZone, Inc. and the effectiveness of internal control over financial reporting of AutoZone, Inc., included in this Annual Report (Form 10-K) of AutoZone, Inc. for the year ended August 27, 2016

/s/Ernst & Young LLP

Memphis, Tennessee

October 24, 2016

85